[FACE OF CERTIFICATE—ENGRAVED SCROLL BORDER]

NUMBER

SHARES

A

COMMON STOCK

COMMON STOCK

ALLIANCE ONE INTERNATIONAL, INC.

CUSIP 018772 10 3

SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

THIS CERTIFIES THAT:

IS THE OWNER OF:

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

ALLIANCE ONE INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SIGNATURE]

[SEAL]

[SIGNATURE]

SECRETARY

CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

(New York, NY)

TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

The Corporation will furnish to any shareholder, without charge and upon request in writing to the office of the Corporation, a full statement of the designations, relative rights, preferences and limitations of the shares of each class authorized to be issued, and the variations in the relative rights, preferences and limitations between the shares of each series of any class of shares authorized to be issued in series, so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights, preferences and limitations of subsequent series of shares of any such class.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common	UNIF GIFT MIN ACT– ________ Custodian ________ (Cust) (Minor) under Uniform Gifts to Minors Act _______________ (State)
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

For value received, ______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________________________

Please print or typewrite name and address including postal zip code of assignee

_____________________________________________________________________________________

_____________________________________________________________________________________

________________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________

_____________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,______________________

_______________________________________________________________

NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:____________________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOANS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED,

THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.